UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09134
Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)
15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)
Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

1

Registrant s telephone number, including area code: 610-722-0900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.
Item 1. Reports to Stockholders.

ITEM 2.	CODE OF ETHICS. Not applicable for semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable for semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable for semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable for semi-annual reports.

ITEM 6.	[RESERVED.]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	[RESERVED.]

ITEM 9.	CONTROLS AND PROCEDURES.

ITEM 10.	EXHIBITS.
(a)(1)	Code of Ethics — For annual reports.

(a)(2)	Certifications persuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
     President
Date 12/31/2006

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Fund Office:
15 Chester County Commons
Malvern, PA 19355
610-722-0900    800-787-3334
www.manorfunds.com
4th Quarter Report
December 31, 2006
(Unaudited)
Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900    800-787-3334
www.manorfunds.com
Managed by:
Morris Capital Advisors, LLC

15 Chester Commons
Malvern, PA 19355
December 31, 2006
Dear Fellow Shareholders:
          Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.
Recalcitrant Teenagers
          As a parent of two teenage girls I find that I am increasingly subjected to the constant pushback of everyday life. Dealing with homework, school activities, boyfriends, girlfriends, social activities, and getting help around the house is a ongoing process of approach, assert, retreat, retry. My well-reasoned ideas generate a myriad of emotional responses that range from outright hostility to easy acceptance (the latter one is always the most difficult to understand). The reaction to any given set of similar circumstances is rarely the same because some unseen, and sometimes insignificant, factor complicates things. I feel that I have gained a wealth of experience, but not much wisdom, and it has prepared me well for my other life as an investment manager.
          Over the past year the markets have dealt with a number of conflicting factors such as a spike in oil prices, successive Fed interest rate hikes, a housing slowdown, nuclear showdowns with Iran and North Korea, war between Israel and two of its neighbors, deterioration in Iraq, and slowing earnings growth. Mix that with a decline in energy prices later in the year, vast amounts of liquidity in the form of leverage and private equity, attractive valuations, and historically low risk premiums. The result is a recalcitrant market that resists an easy definition, and whose behavior has ranged from outright hostility to perceived risks early in the year to easy acceptance of the same, all in less than a 12 month period. All I can do is realize that the outburst could last far longer than I might expect and just shake my head and carry on as best I can.
          The market declined sharply early in the year as a result of a popping of the housing bubble and a spike in energy prices. The decline was reversed mid-year, sparking a rebound fueled by the expectation that neither of these problems were as bad as investors thought, and that economic growth would offset the impact of the Fed’s interest rate hikes.
          The rally produced successive quarterly returns better than anything we have seen since the second half of 2003, when the markets were rebounding from a three year market correction. By year-end, the equity markets were approaching the highs set at the end of 2000.
          But the market rally is not without some signs of vulnerability. It is counting on the continued flow of private equity and leverage to fund transactions, and enough economic growth to reverse a decline in earnings expectations. Without one, or both, it may take an easing of interest rates and monetary policy to keep the action going.
tively conservative position of the Fund’s investment portfolio of US Treasury securities. The portfolio has an average yield to maturity of 4.34%, an average maturity of approximately 5.21 years, and an average duration of 2.82 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.
Escaping As An Alternative
          When the stress of family life becomes onerous escaping to Tahiti is always an alternative, and when the market environment is frustrating it is tempting to make a radical change. But in most cases the best course is to consistently apply a well-tested approach that has produced strong returns over a variety of markets. Moreover, it is necessary to understand that subtle changes in market factors sometimes start in a narrow group of industries or sectors and then filter out to the market in general.
          At this point we believe that the markets are experiencing an underlying shift that occurs infrequently. After several years of outperformance by economically sensitive cyclical companies, traditional growth companies are beginning to experience a resurgence that could last for some time. Our investment process took advantage of the cyclical nature of the market over that past several years and has begun to identify opportunities in this more growth-oriented environment. While the shift is not without its share of disappointments, if the market trend continues we expect that we will see additional opportunities to contribute to returns within our disciplined process.
Sincerely,
Daniel A. Morris

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(Continued from page 5)
ogy company with several successful products, has growing earnings and cash flow, and a attractive valuation. Applied Materials manufactures computer chip making equipment. It also has an attractive valuation based on its earnings growth and cash flow, and should be well positioned to benefit from the development of more sophisticated computer chips. Dover, a diversified industrial company, builds products for the defense, aerospace and automotive, construction and agricultural industries. It replaced Paccar because it has a more attractive valuation, higher expected growth and better cash flow.
The Growth Fund
          The Growth Fund rose 4.34%, net of all fees and expenses, during the quarter ending December 31, 2006, underperforming the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index (6.70% and 5.93% respectively). The Fund continues to outperform both the S&P 500 index and comparable mutual funds from inception with a return of 2.21% compared to the S&P 500 index return of 2.06% and the Lipper Large-Cap Growth mutual fund index with a return of —3.46%.
          The Growth Portfolio was helped by strong performance from Coach, DirectTV, Zimmer Holdings, ACE Limited, and KLA Tencor. Coach, a top performer last quarter, continued to advance as holiday sales appeared to be better than expected. DirectTV rose on continued subscriber growth and a reduction in cancellations by existing subscribers. Zimmer, another strong performer last quarter, continued to rise on a follow-through from the previous earnings report and the realization that reimbursement rate concerns may be over blown. ACE Limited, a diversified insurance company, was helped by a favorable interest rate environment and low casualty losses. KLA Tencor, a recent purchase, is a manufacturer of the equipment used to produce micro-processing chips. It rose on the expectation of continued demand for more sophisticated chips for computers and communication applications.
          Weak holdings in the portfolio included Quest Diagnostics, Texas Utilities, Texas Instruments, Etrade Financial, and Express Scripts. Quest fell after announcing the pending loss of a major contract. Texas Utilities fell on declining energy prices and lower earnings expectations for this diversified energy company. Texas Instruments, a top performer last quarter, declined on concerns about softening demand for chipsets for cell phones. Etrade Financial fell after a disappointing earnings report and concerns about slowing account growth and lower trading activity. Express Scripts fell right at year-end as concerns about its takeover proposal for Caremark depressed shares.
The Bond Fund
          The Bond Fund generated a return of 0.65%, net of all fees and expenses, for the quarter ending December 31, 2006, underperforming the Lipper US Government mutual fund index (1.01%) and the Lehman Intermediate Government index (0.76%). For the year ending December 31, 2006, the Fund generated a return of 2.32%, less than the Lehman Intermediate Government Index (2.49%) and the Lipper US Government mutual fund index (3.39%). Performance over the recent quarter reflects the rela-

The Manor Fund
          The Manor Fund rose 1.73%, net of all fees and expenses, during the quarter ending December 31, 2006, underperforming the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index (6.70%, and 6.42% respectively). The Fund continues to outperform both the S&P 500 index and comparable mutual funds in the Lipper Large-cap Core mutual fund index for the trailing 3-year and 5-year periods, ending December 31, 2006, with a return of 11.14% and 7.56%, compared to the S&P 500 (10.42% and 6.17%) and the Lipper mutual fund index (9.08% and 5.00%).
          During the 4th quarter of 2006 the Manor Fund was helped by substantial gains in Alcan, JCPenny, IBM, Prudential Financial, and Norfolk Southern. Alcan rose after reporting strong revenues and earnings despite concerns about pricing pressure and slowing economic growth. JCPenny rose throughout the quarter based on improving same store sales. The results are due to a better focus on merchandising at this major department store. IBM jumped early in the quarter after reporting strong revenue and earnings gains. The gains were driven by acquisitions and a focus on software services. Prudential Financial rose late in the quarter after reaffirming revenue and earnings expectations for the current year and next year. Norfolk Southern, a weak holding last quarter, rebounded after reporting record earnings that far exceeded investors expectations.
          Notable laggards during the 4th Quarter of 2006 include Corning, Citrix Systems, Endo Pharmaceuticals, Manor Care, and Jabil Circuit. Corning fell, despite reporting higher revenue and earnings growth, when it reduced expectations for future revenue growth. Citrix Systems fell sharply in October, despite reporting higher revenue and earnings, because the report showed weakness in some key business areas. Endo Pharmaceuticals also fell sharply in October after an FDA recommendation seemed to reduce the approval requirements for a generic competitor. The threat may not be as troubling as initially expected, and the shares began to improve toward the end of the quarter. Manor Care declined after reporting net income that was lower than the prior year. Jabil Circuit fell after reporting revenue slightly below expectations and product mix results that indicated the potential for future revenue shortfalls.
          During the quarter we sold Corning, Manor Care, Paccar, and KB Home. We sold Corning and Manor Care because we believe that each will struggle to correct problems that adversely impacted recent revenues and earnings. We sold Paccar because its rank deteriorated and we had the opportunity to take profits. We sold KB Home for similar reasons, and because we believe that the housing industry will have a difficult time with reduced demand and higher interest rates. We used the proceeds from the sale to purchase Amgen, Applied Materials, and Dover. Amgen, a biotechnol-
(Continued on page 12)

12	5

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
December 31, 2006
(Unaudited)
Portfolio of Investments

		Market
Description	Shares	Value

COMMON STOCKS –91.4%

Consumer Discretionary – 9.1%
Best Buy Co., Inc.	2,539	$124,894
Home Depot	2,390	95,982
JCPenney	1,791	138,552

		359,428

Consumer Staples – 9.9%
Colgate Palmolive	2,001	130,545
Pepsico, Inc.	2,262	141,488
Wal-Mart	2,543	117,436

		389,469

Energy – 9.0%
Devon Energy	1,190	79,825
Nabors*	2,620	78,024
Occidental Pet.	2,626	128,228
Weatherford Int. *	1,689	70,583

		356,660

Financial – 19.6%
Allstate Insurance	1,830	119,151
Bank of America	1,537	82,060
Chubb	2,192	115,979
Citigroup	1,969	109,673
Freddie Mac	1,440	97,776
Prudential Finl.	1,504	129,134
Vornado Realty Tr.	1,010	122,715

		776,488

Health Care – 10.6%
Amgen Inc,	1,659	113,326
Endo Pharm.	4,130	113,905
Johnson&Johnson	1,350	89,127
Wellpoint, Inc. *	1,327	104,422

		420,780

Industrial – 9.1%
Dover Corp.	1,604	78,628
General Electric	2,270	84,467
Norfolk Southern	2,410	121,199
Tyco Intl.	2,440	74,176

		358,470

		Market
Description	Shares	Value

Information Technology – 12.7%
Applied Materials	6,365	117,434
Cisco Systems *	2,350	64,225
Citrix Systems *	2,970	80,338
Intel Corp.	2,980	60,345
Int. Bus. Machines	950	92,293
Jabil Circuit *	3,494	85,778

		500,413

Material – 4.6%
Alcan	2,224	108,398
Nucor Corp.	1,367	74,720

		183,118

Telecomm. – 3.3%
AT & T	3,659	130,809

		130,809

Utility – 3.5%
Exelon	2,248	139,129

		139,129

TOTAL COMMON STOCKS
(Cost $2,789,464)		3,614,764

SHORT-TERM INVESTMENTS – 8.5%
1st Amer. Gov. Fund	110,279	110,279
1st National M Mkt	227,481	227,481

TOTAL SHORT-TERM INVESTMENTS
(Cost $337,760)		337,760

TOTAL INVESTMENTS – 99.9%
(Cost $3,127,224)		3,952,524

Other Assets less Liabilities –
Net – 0.1%		4,824

NET ASSETS 100.0%		$3,957,348

* Non-income producing during the period.
MANOR INVESTMENT FUNDS, INC.
BOND FUND
Fund and Performance Information
December 31, 2006
(Unaudited)
Fund Performance
Investment Performance
Vs. the Lehman Int. Treasury Index
and the Lipper Gov’t Index
Quarter and Annualized Total Return for Periods Ending December 31, 2006

		Lipper	Lehman
	Bond	US Gov't	Intermediate
	Fund	Fund Index	Gov't Index
4th Quarter	0.65%	1.01%	0.76%
1-Year	2.32%	3.39%	2.49%
3-Year Annualized	0.96%	3.08%	2.31%
5-Year Annualized	1.94%	4.15%	3.65%
Annualized since inception 6/30/99	3.26%	5.24%	4.96%
Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Five Holdings

Security	% of Net Assets
US Treasury 3.875% due 7/15/10	20.4%
US Treasury 3.625% due 7/15/09	12.8%
US Treasury 3.250% due 8/15/07	10.4%
US Treasury 3.125% due 10/15/08	10.2%
US Treasury 3.500% due 12/15/09	10.1%

6	11

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
December 31, 2006
(Unaudited)
Portfolio of Investments

	Face	Value
Description	Amount

U.S. GOVERNMENT BONDS — 89.3%

U.S. Treasury 2.250% Due 02-15-07	100,000	$99,531
U.S. Treasury 3.250% Due 08-15-07	200,000	197,813
U.S. Treasury 3.125% Due 10-15-08	200,000	194,187
U.S. Treasury 3.625% Due 07-15-09	250,000	243,281
U.S. Treasury 3.500% Due 12-15-09	200,000	193,250
U.S. Treasury 3.875% Due 07-15-10	400,000	389,375
U.S. Treasury 3.875% Due 02-15-13	200,000	191,500
U.S. Treasury 4.000% Due 02-15-14	200,000	191,500

TOTAL U.S. GOVERNMENT BONDS
(Cost $1,704,942)		1,700,437

SHORT-TERM INVESTMENTS — 9.5%
1st American Treasury Obligation Fund	117,643	117,643
1st National Money Market	63,932	63,932

TOTAL SHORT-TERM INVESTMENTS
(Cost $181,575)		181,575

TOTAL INVESTMENTS — 98.8%
(Cost $1,919,981)		1,882,012
Other Assets less Liabilities — Net — 1.2%		22,097

NET ASSETS - 100.0%		$1,904,109

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund’s board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.
MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Fund and Performance Information
December 31, 2006
(Unaudited)
Fund Performance
Investment Performance
Vs. the S&P 500 and the Lipper Large-Cap Core Index
Quarter and Annualized Total Return for Periods Ending December 31, 2006

		S&P 500	Lipper LC
	Manor Fund	Index	Core Funds
4th Quarter	1.73%	6.70%	6.42%
1-Year	9.31%	15.78%	13.40%
3-Year Annualized	11.14%	10.42%	9.08%
5-Year Annualized	7.56%	6.17%	5.00%
Annualized since inception 9/26/95	6.22%	10.00%	6.86%
Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Holdings and Industry Sectors

Top Company Holdings
% of
Company	Net Assets
Pepsico	3.6%
Exelon	3.5%
JCPenney	3.5%
AT & T Inc.	3.3%
Colgate Palmolive	3.3%

Top Industry Sectors
% of
Industry	Net Assets
Financial	19.6%
Information Tech.	12.7%
Health Care	10.6%
Consumer Staples	9.9%
Industrial	9.1%

10	7

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
December 31, 2006
(Unaudited)
Portfolio of Investments

		Market
Description	Shares	Value

COMMON STOCKS – 90.9%

Consumer Discretionary – 22.3%
Bed, Bath, Beyond *	2,080	$79,248
Coach Inc. *	4,742	203,716
Fortune Brands	1,247	106,481
Gap, Inc.	4,680	91,260
Kohls Corp.	2,321	158,826
Mohawk Ind. *	1,188	88,934
News Corp., Inc.	6,030	134,228
Staples	5,068	135,316

		998,009

Consumer Staples – 3.0%
Constellation	4,641	134,682

		134,682

Energy – 3.8%
Baker-Hughes	1,190	88,845
Valero Energy	1,597	81,703

		170,548

Financial – 11.4%
Ace Limited	2,440	147,791
American Int. Grp.	1,160	83,125
Capital One	1,480	113,694
Etrade Financial *	7,382	165,505

		510,115

Health Care – 20.8%
Express Scripts *	1,690	121,004
Forest Labs *	1,320	66,792
Genentech Inc. *	1,270	103,035
Quest Diagnostics	2,140	113,420
Schering Plough	5,942	140,468
Thermo Fisher	2,966	134,330
Unitedhealth Group	2,010	107,998
Zimmer Holdings	1,814	142,181

		929,228

		Market
Description	Shares	Value

Industrial – 8.1%
Fedex Corp.	931	101,125
Raythron Co.	2,628	138,759
Robert Half Int.	3,349	124,315

		364,199

Information Technology – 16.6%
Broadcom Corp-A *	4,239	136,962
EBay, Inc.	2,469	74,243
Intel Corp.	3,677	74,459
KLA-Tencor	2,592	128,952
Maxim	1,100	33,682
Microsoft Corp.	3,574	106,720
Texas Instruments	3,938	113,414
Xilinx, Inc.	3,037	72,311

		740,743

Telecomm – 2.3%
DirecTV	4,214	105,097

		105,097

Utility – 2.6%
TXU Corp	2,135	115,738

		115,738

TOTAL COMMON STOCKS
(Cost $3,377,611)		4,068,359

SHORT-TERM INVESTMENTS – 9.1%
1st Amer. Gov. Fund	200,961	200,961
1st National M Mkt	204,295	204,295

TOTAL SHORT-TERM INVESTMENTS
(Cost $405,256)		405,256

TOTAL INVESTMENTS – 100.0%
(Cost $3,782,869)		4,473,615

Other Assets less Liabilities –
Net – Less than 0.1%		2,622

NET ASSETS – 100.0%		$4,476,237

* Non-income producing during the period.
MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Fund and Performance Information
December 31, 2006
(Unaudited)
Fund Performance
Investment Performance
Vs. the S&P 500 and Lipper Large-Cap Growth Index
Quarter and Annualized Total Return for Periods Ending December 31, 2006

		S&P 500	Lipper LC
	Growth Fund	Index	Growth Funds
4th Quarter	4.34%	6.70%	5.93%
1-Year	4.53%	15.78%	4.72%
3-Year Annualized	8.50%	10.42%	6.57%
5-Year Annualized	5.65%	6.17%	2.01%
Annualized since inception 6/30/99	2.21%	2.06%	-3.46%
Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Holdings and Industry Sectors

Top Company Holdings
% of
Company	Net Assets
Coach	4.5%
Etrade Financial	3.7%
Kohls Corp.	3.5%
Ace Limited	3.3%
Zimmer Holdings	3.2%

Top Industry Sectors
% of
Industry	Net Assets
Consumer Disc.	22.3%
Health Care	20.8%
Information Tech.	16.5%
Financial	11.4%
Industrial	8.1%

8	9